UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 30, 2003

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Interlocken Crescent, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-9200

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

This Form 8-K/A supplements Form 8-K filed on September 30, 2003 with the Securities and Exchange Commission. The Form 8-K described the acquisition by the Registrant of Sanera Systems, Inc.. Capitalized terms used but not defined herein have the meaning assigned to them in the Form 8-K.

This Form 8-K/A contains “forward-looking statements” within the meaning of the securities laws. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements other than statements of historical facts included or incorporated by reference in this 8-K/A, including the statements regarding our strategy, future operations, financial position, estimated revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “will,” “believe,” “anticipate,” “plan,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Form 8-K/A are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those stated in these forward-looking statements due to a variety of factors, including those described in Exhibit 99.1 to our Annual Report on Form 10-K for the 2002 year and from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Form 8-K/A. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The cautionary statements qualify all forward-looking statements, whether attributable to us or persons acting on our behalf.

The following financial information is being filed in order to satisfy the financial statement information requirement for the Form 8-K filed on September 30, 2003.

(a) Financial Statements of Business Acquired.

Audited Financial Statements of Sanera Systems, Inc.

•	Independent Auditor’s Report

•	Balance Sheets as of December 31, 2002 and 2001

•	Statements of Operations for the years ended December 31, 2002 and 2001 and period from August 31, 2000 (Inception) through December 31, 2002 (Cumulative)

•	Statements of Shareholders’ Equity (Deficit) period from August 31, 2000 (Inception) through December 31, 2002

•	Statements of Cash Flows for the years ended December 31, 2002 and 2001 and period from August 31, 2000 (Inception) through December 31, 2002 (Cumulative)

•	Notes to Financial Statements for the years ended December 31, 2002 and 2001 and period from August 31, 2000 (Inception) through December 31, 2002 (Cumulative).

Unaudited Condensed Financial Statements of Sanera Systems, Inc.

•	Unaudited Condensed Balance Sheets as of June 30, 2003 and December 31, 2002

•	Unaudited Condensed Statement of Operations for the six months ended June 30, 2003 and 2002 and period from August 31, 2000 (Inception) through June 30, 2003 (Cumulative)

•	Unaudited Condensed Statements of Cash Flows for the six months ended June 30, 2003 and 2002 and the period from August 31, 2000 (Inception) through June 30, 2003 (Cumulative)

•	Notes to Unaudited Condensed Financial Statements for the six months ended June 30, 2003 and 2002 and the period from August 31, 2002 (Inception) through June 30, 2003 (Cumulative)

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Consolidated Financial Information of McDATA Corporation and Sanera Systems, Inc.

•	Description of the Unaudited Pro Forma Combined Condensed Consolidated Financial Information

•	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of July 31, 2003

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the Year Ended December 31, 2002

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the Six Months ended July 31, 2003

•	Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements

(c) Exhibits.

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Financial Statements of Sanera Systems, Inc.

•	Independent Auditor’s Report

•	Balance Sheets as of December 31, 2002 and 2001

•	Statements of Operations for the years ended December 31, 2002 and 2001 and period from August 31, 2000 (Inception) through December 31, 2002 (Cumulative)

•	Statements of Shareholders’ Equity (Deficit) period from August 31, 2000 (Inception) through December 31, 2002 (Cumulative)

•	Statements of Cash Flows for the years ended December 31, 2002 and 2001 and period from August 31, 2000 (Inception) through December 31, 2002 (Cumulative)

•	Notes to Financial Statements for the years ended December 31, 2002 and 2001 and period from August 31, 2000 (Inception) through December 31, 2002 (Cumulative)

99.2	Unaudited Condensed Financial Statements of Sanera Systems, Inc.

•	Unaudited Condensed Balance Sheets as of June 30, 2003 and December 31, 2002

•	Unaudited Condensed Statement of Operations for the six months ended June 30, 2003 and 2002 and period from August 31, 2000 (Inception) through June 30, 2003 (Cumulative)

•	Unaudited Condensed Statements of Cash Flows for the six months ended June 30, 2003 and 2002 and period from August 31, 2000 (Inception) through June 30, 2003 (Cumulative)

•	Notes to Unaudited Condensed Financial Statements for the six months ended June 30, 2003 and 2002 and the period from August 31, 2000 (Inception) through June 30, 2003 (Cumulative)

99.3(i)	Unaudited Pro Forma Combined Condensed Consolidated Financial Information of McDATA Corporation and Sanera Systems, Inc.

•	Description of the Unaudited Pro Forma Combined Condensed Consolidated Financial Information

•	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of July 31, 2003

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the Year Ended December 31, 2002

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the Six Months ended July 31, 2003

•	Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements

99.3(ii)	Unaudited Pro Forma Combined Condensed Consolidated Financial Information of McDATA Corporation and Nishan Systems, Inc.

•	Description of the Unaudited Pro Forma Combined Condensed Consolidated Financial Information

•	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of July 31, 2003

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the Year Ended December 31, 2002

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the Six Months ended July 31, 2003

•	Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION
By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey Vice President, General Counsel and Corporate Secretary

Dated: November 26, 2003

INDEX TO EXHIBITS

23.1		Consent of Deloitte & Touche LLP

99.1		Audited Financial Statements of Sanera Systems, Inc.

99.2		Unaudited Condensed Financial Statements of Sanera Systems, Inc.

99.3	(i)	Unaudited Pro Forma Combined Condensed Consolidated Financial Information of McDATA Corporation and Sanera Systems, Inc.

99.3	(ii)	Unaudited Pro Forma Combined Condensed Consolidated Financial Information of McDATA Corporation and Nishan Systems, Inc.